UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 2, 2011, GMX Resources, Inc. (the “Company”) entered into a Third Amendment to Restated Loan Agreement (the “Third Amendment”) that amends our Fifth Amended and Restated Loan Agreement dated effective as of February 2, 2011, as amended, among the Company, Capital One, National Association, as administrative agent, arranger and bookrunner and a Lender, and BNP Paribas, as syndication agent and a Lender (the “Revolving Credit Facility”). The Third Amendment amends the EBITDA to interest expense ratio as defined in the Revolving Credit Facility to be greater than 2.00 to 1.00 for the period between July 1, 2011 and December 31, 2011. Beginning January 1, 2012, the required EBITDA to interest expense ratio will return to greater than or equal to 2.50 to 1.00. During any period between July 1, 2011 and December 31, 2011 in which the Company’s EBITDA to interest expense ratio is below 2.50 to 1.00, the applicable LIBO rate margin and applicable prime rate margin will increase by 1.5%. The Third Amendment also increases the unused facility fee by 0.5% to 1.0% per annum when the Company’s EBITDA to interest expense ratio is less than 2.50 to 1.00 (or as otherwise provided in the credit facility). The Company paid a fee equal to 1% of the borrowing base in connection with this amendment

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is filed a Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2011, the Company issued a press release announcing its earnings and results for the three and six months ended June 30, 2011, and that it will hold a conference call discussing those results. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report, which is hereby incorporated by reference into this Item 2.02.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	Third Amendment to Restated Loan Agreement, dated as of August 2, 2011, among GMX Resources Inc., Capital One, National Association, as administrative agent, arranger and bookrunner, for the Lenders (and individually as a lender), and BNP Paribas, as syndication agent (and individually as a lender).

99.1	Press Release dated August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: August 4, 2011	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Restated Loan Agreement, dated as of August 2, 2011, among GMX Resources Inc., Capital One, National Association, as administrative agent, arranger and bookrunner, for the Lenders (and individually as a lender), and BNP Paribas, as syndication agent (and individually as a lender).

99.1	Press Release dated August 4, 2011.